UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

 Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2014

BioPower Operations Corporation
(Exact name of registrant as specified in its charter)

Commission file number: 333-172139

Nevada	27-4460232
(State of incorporation)	(I.R.S. Employer Identification No.)

1000 Corporate Drive, Suite 200,
Fort Lauderdale, Florida	33334
(Address of principal executive offices)	(Zip Code)

(954) 202-6660

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K may contain “forward-looking” statements or statements which arguably imply or suggest certain things about our future. Statements which express that we “believe,” “anticipate,” “expect,” or “plan to,” and any other similar statements which are not historical fact, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on assumptions that we believe are reasonable, but there are a number of factors that could cause our actual results to differ materially from those expressed or implied by these statements. These factors, risks and uncertainties are discussed in our Annual Report on Form 10-K for the year ended November 30, 2013, as updated from time to time in our filings with the Securities and Exchange Commission (the “Commission”). You are cautioned not to place undue reliance on these forward-looking statements. The forward-looking statements speak as of the date hereof, and we do not undertake any obligation to update or revise any forward looking statements, except as expressly required by law.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Effective October 24, 2014 (the “Closing Date”), BioPower Operations Corporation (the “Company”) acquired Green3Power Holdings Company (“G3P”) via a share exchange (the “Acquisition”). The Company signed a binding term sheet on September 9, 2014 to acquire G3P. Certain G3P shareholders and personnel were previously employed by EnviroPower Management, Inc.

Share Exchange Agreement

Effective as of the Closing Date, the Company entered into a Share Exchange Agreement (“SEA”) with J2SB International, LLC, Mr. Thomas Roberts, SGP, LLC, 4Times, LLC and Mr. Rafael Aguayo (each, a “G3P Shareholder” and collectively, the “G3P Shareholders”), each of whom is a G3P shareholder, and who collectively represent all of the G3P Shareholders.

G3P is a development stage environmental management company developing waste-to-energy and synthetic fuel production projects using gasification technology, which can convert wastes to energy, including electricity, diesel fuel and advanced biofuels. G3P designs, permits, procures, constructs and intends to partially own, operate and maintain Gasification Waste-to-Energy power and synthetic fuel production plants, using unique thermal gasification technology, an upgrade to present gasification technology in use around the world for the last 30 years. These innovative gasifier designs enable G3P to enhance thermal output, providing a significant increase in revenues and bottom lines. To our knowledge, this is the cleanest and most cost-effective technology for the conversion of wastes to produce electricity or synthetic fuels. Utilizing a sorting facility and an advanced dryer system on the front-end enables solid wastes, construction and demolition wastes, medical, biological and pharmaceutical wastes, and used tires as feedstock to produce electricity, synthetic diesel and biofuels. The front-end drying system is essential in developing countries where there is high organic content and high moisture content waste.

Pursuant to the SEA, the Company agreed to purchase, and the G3P Shareholders agreed to sell to the Company, (i) all of the G3P Shareholders’ interests in G3P, which interests represent all of the issued and outstanding capital stock of G3P, and (ii) 100% of any other capital stock held by any of the G3P Shareholders in any other entities (except NTJB Power Technology, LLC) whose operations or business models are substantially similar to those of G3P and its wholly owned subsidiaries. In exchange, the Company agreed to transfer to the G3P Shareholders (i) 7,695,296 shares of Company common stock, which represents the aggregate number of shares of Company common stock equal to 20% of the number of shares of Company common stock outstanding immediately prior to the share exchange, plus (ii) one share of Series B preferred stock, which represents the number of shares of Series B preferred stock which are convertible into an aggregate number of shares of the Company’s common stock equal to 50% of the number of shares of the Company’s common stock outstanding immediately prior to the share exchange. Immediately prior to the share exchange, 30,531,180 shares of Company common stock were outstanding. As a result of the transactions contemplated by the SEA, (a) the G3P Shareholders became shareholders of the Company, (b) G3P became a subsidiary of the Company, and (c) G3P’s subsidiaries will remain subsidiaries of G3P.

Pursuant to the terms of the SEA and except as set forth below, the Series B preferred share is exercisable only on the second anniversary of the Closing Date as follows:

(i)	If the Company earns no net cash flow (without regard to consolidated G3P entity earnings) and G3P earns a minimum of $1 million in cash flow, then the Series B preferred share may be converted into up to 50% of the pre-exchange Company common stock,

(ii)	If the Company and G3P earn a similar amount of net cash flow, then the Series B preferred share may be converted into 30% of the pre-exchange Company common stock, and

(iii)	If G3P earns no net cash flow, then the Series B preferred share may not be converted into Company common stock.

The G3P Shareholders may defer the conversion of the Series B preferred share such that it is exercisable only on the third anniversary of the Closing Date if G3P provides evidence to the Company that one project is under construction of all contracts for the project are executed and funding is in place to commence construction.

The SEA provides that the G3P Shareholders and each of Robert Kohn, Bonnie Nelson and Robert Reiner are subject to a two-year lock-up period with respect to their shares of Company common stock or common stock equivalents. See “Lock-Up Agreements” below.

Pursuant to the terms of the SEA, as of the Closing Date, the G3P Shareholders, in their capacities as Company shareholders, and China Energy Partners, LLC (“China Energy”), which is an existing Company shareholder, agreed to cause the election of Dr. Neil Williams to the Company’s board of directors, and Dr. Williams’ appointment as Chairman, CEO and President of G3P and its wholly owned subsidiaries. In addition, the G3P Shareholders agreed to cause the election of Mr. Reiner to the Company’s board of directors once the Company obtains directors’ and officers’ liability insurance.

The SEA also provides that after the Closing Date, Dr. Williams, Mr. Robert Kohn and Ms. Nelson agree to vote their Company common stock and/or cast their votes as directors to cause the Company to adopt resolutions authorizing the undertaking of a private equity raise of up to $25 million.

The SEA contains customary representations and warranties and is subject to certain events of default.

Shareholders’ Agreement

Effective October 24, 2014, the Company entered into a Shareholders’ Agreement (the “Shareholders’ Agreement”) with the G3P Shareholders, Messrs. Reiner and Kohn and China Energy (collectively, the “Company Shareholders”). Pursuant to the Shareholders’ Agreement, the Company Shareholders agreed that the Company’s board of directors shall consist of as many directors as the Company shareholders may determine from time to time, consistent with the Company’s articles of incorporation and subject to the following:

(1)	Three directors shall be designated by China Energy, and they shall consist of Mr. Kohn, Ms. Nelson and Mr. Michael Dinkes,

(2)	One director shall be designated by Mr. Williams,

(3)	The Company Shareholders shall cause Mr. Williams to be appointed to the board, and

(4)	The Company Shareholders shall cause Mr. Reiner to be appointed to the board once the Company obtains directors’ and officers’ indemnity insurance.

In addition, pursuant to the terms of the Shareholders’ Agreement, the Shareholders agreed to cause the Company and/or G3P and its subsidiaries to appoint (i) Mr. Williams as the Chairman, CEO and President of G3P and its subsidiaries, and (ii) Mr. Kohn, Ms. Nelson and four of the G3P Shareholders to the boards of directors of G3P and its subsidiaries.

The Shareholders’ Agreement also provides that the Company Shareholders are subject to a two-year lock-up agreement with regard to their Company shares, a two-year non-compete agreement and a confidentiality agreement. See “Lock-up Agreements” below.

Management and Operations Agreement

Effective October 24, 2014, the Company entered into a Management and Operations Agreement (the “Management Agreement”) with G3P and its subsidiaries.

Pursuant to the terms of the Management Agreement, the parties thereto agreed that the management of G3P and its wholly owned subsidiaries would be afforded certain degrees of earned independence in management upon the realization of certain financial benchmarks, as well as the possibility of engaging in certain joint venture undertakings between the Company and one or more G3P entities designed to result in a priority financial benefit to them through a departure from certain elements of the conventional subsidiary-to-parent pass-through.

Pursuant to the terms of the Management Agreement:

(i)	The boards of the G3P parties are authorized to expend and invest net income in the event net income exceeds $25 million during the 18 months following the Closing Date, as such amount may be modified pursuant to the terms of the Management Agreement,

(ii)	The G3P parties are required to obtain authorization from the Company’s board to engage in any acquisition,

(iii)	G3P will place a reserve with the Company equal to no less than two years’ worth of dividends or interest for any capital financing of up to $25 million before any expenditures from such financing or from profits earned, and

(iv)	In any case in which the Company and any G3P entity does business together, the parties agree that any such business would be conducted as a joint venture in separate entities wherein G3P’s ownership and profits derived therefrom would be divided on a 50%/50% basis.

Lock-Up Agreements

In connection with consummation of the Acquisition and entry into the SEA and the Shareholders’ Agreement, each of the G3P Shareholders, Messrs. Reiner and Kohn and Ms. Nelson (collectively, the “Lock-Up Parties”) entered into a Lock-Up Agreement (each, a “Lock-Up Agreement” and collectively, the “Lock-Up Agreements”) with the Company. Pursuant to the terms of Mr. Kohn’s and Ms. Nelson’s Lock-Up Agreements, the Lock-Up Parties agreed that they would not, for a period of two years from the Closing Date, offer, sell, contract to sell, hypothecate, pledge or otherwise dispose of, directly or indirectly, including the filing of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act of 1934, as amended (collectively, “Transfer”), with respect to any shares of Company common stock or common stock equivalents beneficially owned, held or hereafter acquired by the Lock-Up Parties. Pursuant to the terms of Mr. Reiner’s Lock-Up Agreement, Mr. Reiner agreed that he would not, for a period of two years from the Closing Date, Transfer 1.5 million shares of Company common stock or common stock equivalents beneficially owned, held or hereafter acquired by Mr. Reiner.

The foregoing description of the terms of the SEA, the Shareholders’ Agreement, the Management Agreement and the Lock-Up Agreements does not purport to be complete and is qualified in its entirety by reference to the SEA, the Shareholders’ Agreement, the Management Agreement and the form of Lock-Up Agreement, copies of which are filed as Exhibits 2.1, 4.1, 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

The information called for by this Item 2.01 is contained in Item 1.01 hereof and incorporated herein by reference.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

As described in Item 1.01 hereof, pursuant to the SEA, the Company transferred to the G3P Shareholders (i) 7,695,296 shares of Company common stock, which represents the aggregate number of shares of Company common stock equal to 20% of the number of shares of Company common stock outstanding immediately prior to the share exchange, plus (ii) one share of Series B preferred stock, which represents the number of shares of Series B preferred stock which are convertible into an aggregate number of shares of the Company’s common stock equal to 50% of the number of shares of the Company’s common stock outstanding immediately prior to the share exchange. Immediately prior to the share exchange, 30,531,180 shares of Company common stock were outstanding. In exchange for the Company’s common and preferred stock, the G3P Shareholders transferred to the Company (x) all of the G3P Shareholders’ interests in G3P, which interests represent all of the issued and outstanding capital stock of G3P, and (y) 100% of any other capital stock held by any of the G3P Shareholders in any other entities (except NTJB Power Technology, LLC) whose operations or business models are substantially similar to those of G3P and its wholly-owned subsidiaries.

The Company claims an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), for the private placement of these securities pursuant to Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder because, among other things, the transaction did not involve a public offering, the purchasers are accredited investors, the purchasers acquired the securities for investment and not resale, and we took appropriate measures to restrict the transfer of the securities.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Pursuant to the terms of the SEA and the Shareholders’ Agreement, the G3P Shareholders, in their capacities as Company shareholders, and China Energy agreed to cause the election of Dr. Williams to the Company’s board of directors. Effective as of the Closing Date and consistent with the terms of the SEA and the Shareholders’ Agreement described above, the Company’s board of directors appointed Dr. Williams to serve as a member of the Company’s board of directors.

Dr. Williams, age 62, served as the President and CEO of EnviroPower Management, Inc. from 2010 until 2014. In addition, since 1998, Dr. Williams has served as President and CEO of Innviron Corporation. From 2013 until 2014, Dr. Williams also served as the Chairman and President of EnviroPower Renewable, Inc. Dr. Williams also served as President and CEO of Globex Engineering International from 2002 until 2014. Dr. Williams is an internationally recognized scientist and environmental engineer. He is one of the original developers of the geosynthetic liners used at landfills and the designer of more than 250 waste management facilities. Dr. Williams is one of the developers of the G3P gasification technology, and has more than 40 years of environmental management experience, including the design, operation, and maintenance of collection companies, municipal solid waste (“MSW”) landfills, construction and demolition landfills, sorting facilities, compost plants, transfer stations, hazardous waste treatment facilities, hazardous waste landfills, and medical waste treatment facilities. Dr. Williams has designed more than 100 gasification facilities, more than 250 MSW landfills, more than 150 sorting facilities, and more than 100 compost plants. Dr. Williams received his Ph.D. in Geotechnical Engineering from the University of California at Berkeley.

As of the time of Dr. Williams’ appointment, there are no arrangements in place with the Company pursuant to which Dr. Williams will be compensated for his services as a director of the Company.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Businesses Acquired.

The Company intends to file the financial statements required by Item 9.01(a) as part of an amendment to this Current Report on Form 8-K not later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information.

The Company intends to file the pro forma financial information required by Item 9.01(b) as an amendment to this Current Report on Form 8-K not later than 71 days after the date this Current Report on Form 8-K is required to be filed.

(d) Exhibits.

Exhibit No.	Description

2.1	Share Exchange Agreement effective as of October 24, 2014 among BioPower Operations Corporation, J2SB International, LLC, Thomas Roberts, SGP, LLC, 4Times, LLC and Rafael Aguayo.

4.1	Shareholders’ Agreement effective as of October 24, 2014 among BioPower Operations Corporation, J2SB International, LLC, Thomas Roberts, SGP, LLC, 4Times, LLC, Rafael Aguayo, Robert Reiner, Robert Kohn and China Energy Partners, LLC.

10.1	Management and Operations Agreement effective as of October 24, 2014 among BioPower Operations Corporation, Green3Power Holdings Company and its subsidiaries.

10.2	Form of Lock-Up Agreement dated October 24, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BioPower Operations Corporation

	By:	/s/ Robert D. Kohn
Robert D. Kohn,
Chief Executive Officer

Date: October 30, 2014